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                      Supplement No. 3 Dated July 7, 1999
                    (To Prospectus Dated February 1, 1999)

                           Kobrick Investment Trust

                             Kobrick Growth Fund
                             Kobrick Capital Fund
                         Kobrick Emerging Growth Fund

GROWTH FUND - Portfolio Manager

Under the above caption at page 2 of the Prospectus, the paragraph is revised in its entirety as follows:

Michael E. Nance is the portfolio manager of the Growth Fund, See "Fund Details - Management of the Funds" for a summary of Mr. Nance's experience.

MANAGEMENT OF THE FUNDS

Under the above caption at page 16 of the Prospectus, the following provisions are revised in their entirety:

     The second paragraph:

     Kobrick Funds LLC became the investment manager to the Funds in July 1999, following its acquisition of substantially all of the assets and certain liabilities of the prior investment manager to the Funds, also know as Kobrick Funds LLC. The Investment Manager is a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest"). Nvest has 18 affiliates and divisions and $133 billion in assets under management (as of March 31, 1999). There was no change in the day to day management of the Investment Manager or investment strategy of the Funds as a result of the acquisition. Frederick
     R. Kobrick continues to serve as President and Chief Executive Officer of the Investment Manager.

     The third paragraph:

     Frederick R. Kobrick, CFA, is the portfolio manager of the Capital Fund and the Emerging Growth Fund. He has been portfolio manager of the Capital Fund since its inception and was previously portfolio manager of the Emerging Growth Fund from its inception until February 1, 1999 and returned as portfolio manager on April 9, 1999. He has been in the investment business for more than 28 years. For the 12 year period immediately prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985.

     Michael E. Nance, became the portfolio manager of the Growth Fund as of July 1, 1999. Mr. Nance joined Kobrick Funds from Putnam Investments in June of 1999, where he was a Senior Vice President and a Co-Manager of the Putnam Voyager Fund and certain institutional accounts. Mr. Nance joined Putnam in 1994 as Assistant Vice President and Equity Analyst in the Global Equity Research Group.